UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   August 26, 2025
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-07928

Delaware	94-1381833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510)724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIO.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Bio-Rad Laboratories, Inc. (the “Company”) plans to host an informational webinar on Bio-Rad’s Droplet Digital™ PCR (ddPCR™) product portfolio on Tuesday, August 26, 2025, at 10:00 AM Pacific Time (1:00 PM Eastern Time). The event will include a presentation followed by a Q&A session with analysts hosted by the Company’s President and Chief Operating Officer Jon DiVincenzo and Chief Financial Officer Roop K. Lakkaraju.

A live webcast of the event will be available in the "Investor Relations" section of the Company’s website under "Events & Presentations" at investors.bio-rad.com. On August 26, 2025, the Company posted the informational webinar’s accompanying slide presentation on the “Investor Relations” section of its website under "Events & Presentations" at investors.bio-rad.com. A replay of the webcast and the accompanying slide presentation will be available for up to a year. A copy of the informational webinar’s accompanying slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Droplet Digital™ PCR Presentation dated August 26, 2025
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	August 26, 2025	By:	/s/ Courtney C. Enloe
Courtney C. Enloe
Executive Vice President, General Counsel & Secretary